UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   April 14, 2003
                                                   --------------

Commission file number  33-47248
                        --------

                            SLADE'S FERRY BANCORP
                            ---------------------
           (Exact name of registrant as specified in its charter)


Massachusetts                                        04-3061936
-------------                                        ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


100 Slade's Ferry Avenue
PO Box 390                                           02726
Somerset, Massachusetts                              ----------
-----------------------                              (Zip Code)
(Address of Principal Executive Offices)


                                (508)675-2121
                             --------------------
            (Registrant's Telephone Number, including Area Code)



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        (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)    Exhibits - See Exhibit Index.
       --------

Item 12.  Results of Operation and Financial Condition
---------------------------------------------------

      Slade's Ferry Bancorp issued a press release April 14, 2003 disclosing certain information concerning its first quarter results of operation and financial condition. A copy of that press release is attached as an exhibit hereto.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SLADE'S FERRY BANCORP
                                             ---------------------
                                             (Registrant)


May 14, 2003                                 By  /s/ Edward Bernardo, Jr.
------------                                     ------------------------
(Date)                                           Edward Bernardo, Jr.
                                              Vice President and Treasurer

                                EXHIBIT INDEX
                                -------------

Exhibit No.       Description
-----------       -----------

20.1 April 14, 2003 press release announcing certain information concerning first quarter results of operation and financial condition


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